SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        6/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On June 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         6/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        6/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     June 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	7,633,847.00	5,910,498.09	560,628.93
A-2	62,081,507.00	61,004,414.24	350,392.98
A-3	62,081,507.00	61,004,414.24	0.00
A-4	65,125,404.00	65,125,404.00	0.00
A-5	39,075,242.00	39,075,242.00	0.00
A-6	47,800,000.00	47,800,000.00	0.00
A-7	886,000.00	886,000.00	0.00
A-8	133,726,000.00	129,439,674.38	4,856,528.91
A-9	25,350,000.00	25,903,728.79	0.00
A-10	4,400,000.00	0.00		0.00
PO	54,450.16	54,229.69	56.91
IO	397,747,827.04	386,775,397.05	0.00
R-I	50.00		0.00		0.00
R-II	50.00		0.00		0.00
M-1	5,781,000.00	5,761,279.57	4,987.26
M-2	2,790,000.00	2,780,482.61	2,406.93
M-3	1,594,700.00	1,589,260.08	1,375.74
B-1	797,000.00	794,281.23	687.57
B-2	797,000.00	794,281.23	687.57
B-3	799,379.66	796,652.78	689.62

Totals	398,691,629.82	387,715,428.69	5,778,442.42




     Pass-Through Rate    Interest Distribution
A-1	5.25		25,858.43
A-2	2.19		103,910.85
A-3	6.31		299,396.11
A-4	5.25		284,923.64
A-5	5.65		183,979.26
A-6	6.5		258,916.67
A-7	6.5		4,799.17
A-8	6.5		701,131.57
A-9	6.5		0.00
A-10	6.5		0.00
PO	0		0.00
IO	0.358278	115,477.72
R-I	6.5		751.57
R-II	6.5		0.00
M-1	6.5		31,206.93
M-2	6.5		15,060.95
M-3	6.5		8,608.49
B-1	6.5		4,302.36
B-2	6.5		4,302.36
B-3	6.5		4,315.20

Totals			2,046,941.28




            Ending Balance
A-1	5,349,869.16
A-2	60,654,021.26
A-3	60,654,021.26
A-4	65,125,404.00
A-5	39,075,242.00
A-6	47,800,000.00
A-7	886,000.00
A-8	124,583,145.47
A-9	26,044,040.65
A-10	0.00
PO	54,172.79
IO	381,138,239.91
R-I	0.00
R-II	0.00
M-1	5,756,292.31
M-2	2,778,075.69
M-3	1,587,884.34
B-1	793,593.66
B-2	793,593.66
B-3	795,963.15

Totals	382,077,298.14





     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NNX4	73.43989603	3.387339194	700.8090626
A-2	36185NNY2	5.644079811	1.673781087	977.0062647
A-3	36185NNZ9	0		4.822629524	977.0062647
A-4	36185NPA2	0		4.375		1000
A-5	36185NPB0	0		4.708333333	1000
A-6	36185NPC8	0		5.416666667	1000
A-7	36185NPD6	0		5.416666667	1000
A-8	36185NPE4	36.31701321	5.243046001	931.6299409
A-9	36185NPF1	0		0		1027.37833
A-10	36185NPG9	0		0		0
PO	36185NPH7	1.045121744	0		994.9059374
IO	36185NPJ3	0		0.290328976	958.2409104
R-I	36185NPK0	0		15031.40173	0
R-II	36185NPL8	0		0		0
M-1	36185NPM6	0.862697642	5.398189067	995.7260533
M-2	36185NPN4	0.862697642	5.398189067	995.7260533
M-3	36185NPP9	0.862697642	5.398189067	995.7260533
B-1	36185NPQ7	0.862697642	5.398189067	995.7260533
B-2	36185NPR5	0.862697642	5.398189067	995.7260533
B-3	36185NPS3	0.862697642	5.398189067	995.7260533
Totals			14.49351325	5.134146611	958.3278644






        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA